Restructuring costs	12 Months Ended
Dec. 31, 2017
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Restructuring costs

3. Restructuring costs

An analysis of restructuring costs is as follows:

All figures in £ millions	2017	2016	2015
By nature:
Product costs	15	32	—
Employee costs	11	139	18
Depreciation and amortisation	13	29	—
Property and facilities	24	43	5
Technology and communications	2	7	—
Professional and outsourced services	12	31	5
General and administrative costs	2	48	7

Total restructuring – operating expenses	79	329	35

Share of associate restructuring	—	9	12

Total	79	338	47

In January 2016, the Group announced that it was embarking on a restructuring programme to simplify the business, reduce costs and position the Group for growth in its major markets. The costs of this programme in 2016 were significant enough to exclude from the adjusted operating profit measure so as to better highlight the underlying performance (see note 8). A new programme of restructuring, the 2017-2019 restructuring programme announced in May 2017, began in the second half of 2017 and is expected to drive further significant cost savings. The costs of this new programme have also been excluded from adjusted operating profit. The restructuring in 2015 was not part of a major restructuring programme.